Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference November 8, 2017, at 9:30 a.m. CST. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports third quarter 2017 results

U.S. Cellular expands customer base and raises guidance;

Sixth consecutive quarter of double digit cable broadband connection growth

CHICAGO, (November 8, 2017) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,251 million for the third quarter of 2017, versus $1,314 million for the same period one year ago. Net loss available to TDS common shareholders and related diluted loss per share were $181 million and $1.64, respectively, as a result of a $262 million ($190 million, net of tax and noncontrolling interests impacts) non-cash charge related to goodwill impairment recorded during the three months ended September 30, 2017.  This compares to Net income available to TDS common shareholders and related diluted earnings per share of $13 million and $0.11, respectively, in the same period one year ago. Excluding this goodwill impairment charge and other non-controlling interest impacts associated with this charge, Net income available to TDS common shareholders and related diluted earnings per share were $9 million and $0.08, respectively, for the three months ended September 30, 2017.

“TDS' businesses continue on a solid path of achieving their priorities for 2017,” said LeRoy T. Carlson Jr., TDS president and CEO. “U.S. Cellular grew its customer base while successfully reducing expenses. TDS Telecom expanded its wireline and cable segments while implementing its long-term broadband strategy of providing the best broadband connection in each market.

“U.S. Cellular added postpaid handset customers and continued to drive an exceptionally low level of postpaid handset churn. This shows that effective promotions and pricing through Total Plan packages, which include unlimited data offerings, are well received by both new and current customers. U.S. Cellular effectively managed cost reductions including lowering expenses in system operations, despite increased data traffic. Reflecting these positive results, U.S. Cellular raised its guidance on profitability.

“Wireline revenues and profitability increased at TDS Telecom, through higher revenues from fiber investments and through support from the Alternative Connect America Cost Model (A-CAM). TDS Telecom's Cable segment continued to see a rise in broadband connections and together with an increase in demand for higher data speeds, generated higher revenues and margin expansion. TDS Telecom recently completed its purchase agreements for Crestview Communications in Central Oregon, and K2 Communications in Mead, Colorado. These acquisitions provide excellent clustering opportunities as we continue to build broadband penetration in these target markets. OneNeck IT Solutions reported lower revenues due to less equipment sales to existing customers. Growing sales continues to be their top priority.”

2017 Estimated Results

Current estimates of full-year 2017 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of November 8, 2017.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2017 Estimated Results

	U.S. Cellular		TDS Telecom		TDS(3)
	Current	Previous	Current	Previous	Current	Previous
(Dollars in millions)
Total operating revenues (1)	$3,850-$3,950	$3,800-$4,000	$1,125-$1,150	$1,200-$1,250	$4,990-$5,115	$5,015-$5,265
Adjusted OIBDA (1)(2)(4)	$600-$700	$550-$650	$310-$330	$300-$340	$910-$1,030	$855-$955
Adjusted EBITDA (2)	$740-$840	$700-$800	$310-$330	$300-$340	$1,050-$1,170	$1,005-$1,145
Capital expenditures (Approximately)	$500	Unchanged	$225	Unchanged	$735	Unchanged

The following tables provide reconciliations of Net income (loss) to Adjusted OIBDA and Adjusted EBITDA for 2017 estimated results, actual results for the nine months ended September 30, 2017, and actual results for the year ended December 31, 2016. In providing 2017 estimated results, TDS has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2017 Estimated Results

	U.S. Cellular	TDS Telecom	TDS(3)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes (GAAP)	$(350)-(250)	$50-70	$(220)-(100)
Add back:
Interest expense	110	5	170
Depreciation, amortization and accretion expense	610	220	835
EBITDA (Non-GAAP)	$370-470	$275-295	$785-905
Add back:
Loss on impairment of goodwill	370	35	265
(Gain) loss on sale of business and other exit costs, net	–	–	–
(Gain) loss on license sales and exchanges, net	(20)	–	(20)
(Gain) loss on asset disposals, net	20	–	20
Adjusted EBITDA (Non-GAAP) (2)	$740-840	$310-330	$1,050-1,170
Deduct:
Equity in earnings of unconsolidated entities	130	–	130
Interest and dividend income(1)	10	–	10
Adjusted OIBDA (Non-GAAP)(1)(2)(4)	$600-700	$310-330	$910-1,030

	Actual Results

	Nine Months Ended September 30, 2017			Year ended December 31, 2016
	U.S. Cellular	TDS Telecom	TDS (3)	U.S. Cellular	TDS Telecom	TDS (3)
(Dollars in millions)
Net income (loss) (GAAP)	$(259)	$18	$(176)	$49	$42	$52
Add back:
Income tax expense (benefit)	(19)	24	39	33	25	40
Income (loss) before income taxes
(GAAP)	$(278)	$42	$(137)	$82	$67	$92
Add back:
Interest expense	85	3	128	113	3	170
Depreciation, amortization and
accretion expense	460	166	632	618	224	850
EBITDA (Non-GAAP)	$267	$211	$623	$813	$294	$1,112
Add back:
Loss on impairment of goodwill	370	35	262	–	–	–
(Gain) loss on sale of business and
other exit costs, net	(1)	–	(1)	–	–	(1)
(Gain) loss on license sales and
exchanges, net	(19)	–	(19)	(19)	(1)	(20)
(Gain) loss on asset disposals, net	14	2	16	22	4	27
Adjusted EBITDA (Non-GAAP) (2)	$631	$248	$881	$816	$298	$1,118
Deduct:
Equity in earnings of unconsolidated
entities	101	–	101	140	–	140
Interest and dividend income(1)	6	4	12	6	3	11
Other, net	1	–	–	1	–	–
Adjusted OIBDA (Non-GAAP) (1)(2)(4)	$523	$244	$768	$669	$295	$967

Note: Totals may not foot due to rounding differences.

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)

Adjusted EBITDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted OIBDA is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Adjusted OIBDA flow to the corresponding GAAP measure, Net income or Income before income taxes.

(3)	The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

(4)	A reconciliation of Adjusted OIBDA (Non-GAAP) to Operating income (GAAP) for September 30, 2017 actual results can be found on TDS' website at investors.tdsinc.com.

Conference Call Information

TDS will hold a conference call on November 8, 2017 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/23219.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 9,900 people as of September 30, 2017.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Retail Connections
Postpaid
	Total at end of period	4,513,000	4,478,000	4,455,000	4,482,000	4,484,000
	Gross additions	191,000	174,000	146,000	187,000	174,000
	Feature phones	7,000	7,000	7,000	7,000	10,000
	Smartphones	132,000	116,000	88,000	109,000	105,000
	Connected devices	52,000	51,000	51,000	71,000	59,000
	Net additions (losses)	35,000	23,000	(27,000)	(2,000)	(6,000)
	Feature phones	(15,000)	(15,000)	(19,000)	(21,000)	(20,000)
	Smartphones	44,000	34,000	(9,000)	(4,000)	(7,000)
	Connected devices	6,000	4,000	1,000	23,000	21,000
	ARPU (1)	$43.41	$44.60	$45.42	$45.19	$47.08
	ABPU (Non-GAAP)(2)	$54.71	$55.19	$55.82	$55.43	$56.79
	ARPA (3)	$116.36	$119.73	$121.88	$120.67	$125.31
	ABPA (Non-GAAP)(4)	$146.65	$148.15	$149.78	$148.02	$151.16
	Churn rate (5)	1.16%	1.13%	1.29%	1.41%	1.34%
	Handsets	0.96%	0.91%	1.08%	1.23%	1.22%
	Connected devices	2.33%	2.35%	2.55%	2.49%	2.04%
Prepaid
	Total at end of period	515,000	484,000	480,000	484,000	480,000
	Gross additions	102,000	73,000	78,000	83,000	132,000
	Net additions (losses)	31,000	3,000	(4,000)	4,000	67,000
	ARPU (1)	$33.12	$33.52	$33.66	$33.25	$34.39
	Churn rate (5)	4.75%	4.93%	5.69%	5.44%	4.84%
Total connections at end of period (6)		5,089,000	5,023,000	4,996,000	5,031,000	5,030,000
Market penetration at end of period
Consolidated operating population		31,834,000	32,089,000	32,089,000	31,994,000	31,994,000
Consolidated operating penetration (7)		16%	16%	16%	16%	16%
Capital expenditures (millions)		$112	$84	$61	$171	$103
Total cell sites in service		6,436	6,421	6,417	6,415	6,374
Owned towers		4,051	4,044	4,041	4,040	4,015

(1)

Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (ABPU) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (ABPA) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Includes reseller and other connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
TDS Telecom
Wireline
Residential connections
	Voice (1)	298,200	304,600	308,200	310,600	314,600
	Broadband (2)	229,900	230,200	228,500	229,500	232,800
	IPTV (3)	47,200	46,200	45,200	45,300	43,600
	Wireline residential connections	575,300	581,000	581,900	585,400	590,900

Total residential revenue per connection (4)		$46.07	$46.39	$45.17	$44.27	$44.25

Commercial connections
	Voice (1)	146,900	150,500	154,000	157,400	160,900
	Broadband (2)	20,900	21,000	21,200	21,400	21,700
	managedIP (5)	147,600	149,700	150,300	150,900	151,500
	Wireline commercial connections	315,300	321,200	325,500	329,700	334,000

Total Wireline connections		890,700	902,200	907,400	915,200	924,900

Cable
Cable Connections
	Broadband (6)	143,800	140,300	137,800	133,700	130,200
	Video (7)	97,900	97,900	97,600	99,000	101,100
	Voice (8)	58,900	58,700	59,000	59,600	59,800
	Cable connections	300,600	297,000	294,300	292,400	291,000

Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.
(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of Wireline customers provided video services using IP networking technology.
(4)

Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)	Billable number of lines into a building for high-speed data services.
(7)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)

Quarter Ended	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
(Dollars in millions)
Wireline	$41	$33	$17	$26	$27
Cable	14	12	9	13	11
HMS	2	4	6	5	2
	$58	$49	$33	$45	$40

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Three Months Ended September 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular (1)	$963	$1,023	$(60)	(6)%
TDS Telecom	285	287	(3)	(1)%
All Other (2)	3	4	(1)	-
	1,251	1,314	(63)	(5)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	796	846	(50)	(6)%
Depreciation, amortization and accretion	153	155	(2)	(2)%
Loss on impairment of goodwill	370	–	370	N/M
(Gain) loss on asset disposals, net	5	7	(2)	(26)%
(Gain) loss on sale of business and other exit costs, net	(1)	–	(1)	N/M
(Gain) loss on license sales and exchanges, net	–	(7)	7	100%
	1,323	1,001	322	32%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	206	217	(11)	(5)%
Depreciation, amortization and accretion	56	57	(1)	(2)%
Loss on impairment of goodwill	35	–	35	N/M
(Gain) loss on asset disposals, net	1	2	(1)	(51)%
	297	276	21	8%
All Other (2)
Expenses excluding depreciation and amortization	5	4	1	64%
Depreciation and amortization	–	2	(2)	(9)%
Loss on impairment of goodwill(3)	(143)	–	(143)	N/M
(Gain) loss on asset disposals, net	–	(1)	1	(100)%
	(137)	5	(143)	(100)%
Total operating expenses	1,483	1,281	202	16%
Operating income (loss)
U.S. Cellular (1)	(360)	22	(382)	>(100)%
TDS Telecom	(13)	12	(24)	>(100)%
All Other (2)	141	(1)	142	>100%
	(232)	33	(265)	>(100)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	35	38	(3)	(6)%
Interest and dividend income (1)	4	2	2	>100%
Interest expense	(43)	(42)	(1)	(2)%
Other, net	–	(1)	1	>100%
Total investment and other income (expense)(1)	(4)	(3)	(1)	(38)%
Income (loss) before income taxes	(236)	30	(266)	>(100)%
Income tax expense (benefit)	(5)	14	(19)	>(100)%
Net income (loss)	(231)	16	(247)	>(100)%
Less: Net income (loss) attributable to noncontrolling
interests, net of tax	(50)	3	(53)	>(100)%
Net income (loss) attributable to TDS shareholders	(181)	13	(194)	>(100)%
TDS Preferred dividend requirement	–	–	–	-
Net income (loss) available to TDS common shareholders	$(181)	$13	$(194)	>(100)%

Basic weighted average shares outstanding	111	110	1	1%
Basic earnings (loss) per share available to TDS common shareholders	$(1.64)	$0.12	$(1.76)	N/M

Diluted weighted average shares outstanding	111	111	–	(1)%
Diluted earnings (loss) per share available to TDS common shareholders	$(1.64)	$0.11	$(1.75)	>(100)%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

End Notes (1) (2) (3) ̶ Explained on page 11 of the release

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Nine Months Ended September 30,
	2017	2016	2017 vs. 2016
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular(1)	$2,862	$2,985	$(123)	(4)%
TDS Telecom	865	868	(4)	-
All Other(2)	9	10	(1)	(2)%
	3,736	3,863	(127)	(3)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,339	2,460	(121)	(5)%
Depreciation, amortization and accretion	460	462	(2)	-
Loss on impairment of goodwill	370	–	370	N/M
(Gain) loss on asset disposals, net	14	16	(2)	(17)%
(Gain) loss on sale of business and other exit costs, net	(1)	–	(1)	>(100)%
(Gain) loss on license sales and exchanges, net	(19)	(16)	(3)	(16)%
	3,163	2,922	241	8%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	621	644	(23)	(4)%
Depreciation, amortization and accretion	166	168	(2)	(1)%
Loss on impairment of goodwill	35	–	35	N/M
(Gain) loss on asset disposals, net	2	4	(1)	(38)%
	824	816	9	1%
All Other(2)
Expenses excluding depreciation and amortization	8	8	–	25%
Depreciation and amortization	6	6	–	(10)%
Loss on impairment of goodwill(3)	(143)	–	(143)	N/M
(Gain) loss on sale of business and other exit costs, net	–	(1)	1	N/M
	(129)	13	(142)	>(100)%
Total operating expenses	3,858	3,750	108	3%
Operating income (loss)
U.S. Cellular(1)	(301)	63	(364)	>(100)%
TDS Telecom	41	53	(12)	(23)%
All Other(2)	138	(3)	141	>100%
	(122)	113	(235)	>(100)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	101	109	(8)	(8)%
Interest and dividend income(1)	12	7	5	53%
Interest expense	(128)	(127)	(1)	(1)%
Other, net	–	1	(1)	>100%
Total investment and other income (expense)(1)	(15)	(10)	(5)	(50)%
Income (loss) before income taxes	(137)	103	(240)	>(100)%
Income tax expense	39	45	(6)	(12)%
Net income (loss)	(176)	58	(234)	>(100)%
Less: Net income (loss) attributable to noncontrolling
interests, net of tax	(42)	9	(51)	>(100)%
Net income (loss) attributable to TDS shareholders	(134)	49	(183)	>(100)%
TDS Preferred dividend requirement	–	–	–	(67)%
Net income (loss) available to TDS common shareholders	$(134)	$49	$(183)	>(100)%

Basic weighted average shares outstanding	111	110	1	1%
Basic earnings (loss) per share available to TDS common shareholders	$(1.21)	$0.44	$(1.65)	>(100)%
Diluted weighted average shares outstanding	111	111	–	1%
Diluted earnings (loss) per share available to TDS common shareholders	$(1.21)	$0.44	$(1.65)	>(100)%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

End Notes (1) (2) (3) ̶̶ Explained on page 11 of the release

Telephone and Data Systems, Inc.

Consolidated Statement of Cash Flows

(Unaudited)

	Nine Months Ended
	September 30,
	2017	2016
(Dollars in millions)
Cash flows from operating activities
Net income (loss)	$(176)	$58
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	632	636
Bad debts expense	68	72
Stock-based compensation expense	34	29
Deferred income taxes, net	(23)	11
Equity in earnings of unconsolidated entities	(101)	(109)
Distributions from unconsolidated entities	85	55
Loss on impairment of goodwill	262	–
(Gain) loss on asset disposals, net	16	20
(Gain) loss on sale of business and other exit costs, net	(1)	(1)
(Gain) loss on license sales and exchanges, net	(19)	(16)
Noncash interest	2	2
Other operating activities	–	(3)
Changes in assets and liabilities from operations
Accounts receivable	(6)	(9)
Equipment installment plans receivable	(164)	(160)
Inventory	44	3
Accounts payable	(59)	47
Customer deposits and deferred revenues	(16)	(41)
Accrued taxes	41	77
Accrued interest	11	7
Other assets and liabilities	(9)	(40)
Net cash provided by operating activities	621	638

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(398)	(426)
Cash paid for acquisitions and licenses	(200)	(46)
Cash paid for investments	(100)	–
Cash received from divestitures and exchanges	19	20
Federal Communications Commission deposit	–	(143)
Other investing activities	1	1
Net cash used in investing activities	(678)	(594)

Cash flows from financing activities
Repayment of long-term debt	(9)	(9)
Issuance of long-term debt	–	2
TDS Common Shares reissued for benefit plans, net of tax payments	(1)	7
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	–	4
Repurchase of TDS Common Shares	–	(3)
Repurchase of U.S. Cellular Common Shares	–	(2)
Repurchase of TDS Preferred Shares	(1)	–
Dividends paid to TDS shareholders	(51)	(49)
Payment of debt issuance costs	–	(4)
Distributions to noncontrolling interests	(2)	(1)
Other financing activities	5	11
Net cash used in financing activities	(59)	(44)

Net increase (decrease) in cash and cash equivalents	(116)	–

Cash and cash equivalents
Beginning of period	900	985
End of period	$784	$985

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30,	December 31,
	2017	2016
(Dollars in millions)
Current assets
Cash and cash equivalents	$784	$900
Short-term investments	100	–
Accounts receivable from customers and others, net	871	851
Inventory, net	107	151
Prepaid expenses	109	115
Income taxes receivable	2	10
Other current assets	31	32
Total current assets	2,004	2,059

Assets held for sale	5	8

Licenses	2,234	1,895
Goodwill	508	766
Franchise rights	244	244
Other intangible assets, net	26	33
Investments in unconsolidated entities	467	451
Other investments	–	1

Property, plant and equipment, net	3,337	3,555

Other assets and deferred charges	385	434

Total assets	$9,210	$9,446

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2017	2016
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$20	$12
Accounts payable	308	365
Customer deposits and deferred revenues	211	229
Accrued interest	22	11
Accrued taxes	72	44
Accrued compensation	112	127
Other current liabilities	84	99
Total current liabilities	829	887

Deferred liabilities and credits
Deferred income tax liability, net	898	922
Other deferred liabilities and credits	480	453

Long-term debt, net	2,443	2,433

Noncontrolling interests with redemption features	1	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,404	2,386
Treasury shares, at cost	(679)	(698)
Accumulated other comprehensive income	–	1
Retained earnings	2,257	2,454
Total TDS shareholders' equity	3,983	4,144

Preferred shares	–	1
Noncontrolling interests	576	605

Total equity	4,559	4,750

Total liabilities and equity	$9,210	$9,446

(1)

Equipment installment plan interest income is reflected as a component of Service revenues consistent with an accounting policy change effective January 1, 2017.  All prior period numbers have been recast to conform to this accounting change.

(2)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

(3)

During the three months ended September 30, 2017, U.S. Cellular recorded a goodwill impairment of $370 million while TDS recorded a goodwill impairment of the U.S. Cellular reporting unit of $227 million.  Prior to 2009, TDS accounted for U.S. Cellular's share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS' Goodwill.  Further, goodwill was impaired at the TDS level in 2003 but not at the U.S. Cellular level, effectively resulting in a lower basis of goodwill attributable to the U.S. Cellular reporting unit rather than at U.S. Cellular itself.  Consequently, U.S. Cellular's Goodwill on a stand-alone basis and any resulting impairments of Goodwill does not equal the TDS consolidated Goodwill related to U.S. Cellular.

Balance Sheet Highlights
(Unaudited)

	September 30, 2017
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$498	$22	$264	$–	$784
Affiliated cash investments	–	533	–	(533)	–
	$498	$555	$264	$(533)	$784

Short-term investments	$50	$–	$50	$–	$100

Licenses, goodwill and other intangible
assets	$2,225	$783	$4	$–	$3,012
Investment in unconsolidated entities	429	4	41	(7)	467
	$2,654	$787	$45	$(7)	$3,479

Property, plant and equipment, net	$2,263	$1,052	$22	$–	$3,337

Long-term debt, net:
Current portion	$18	$1	$1	$–	$20
Non-current portion	1,626	4	813	–	2,443
	$1,644	$5	$814	$–	$2,463

TDS Telecom Highlights
(Unaudited)
	Three Months Ended September 30,
			2017 vs. 2016
	2017	2016	Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$80	$78	$1	2%
Commercial	50	53	(3)	(6)%
Wholesale	49	43	6	13%
Total service revenues	178	174	4	2%
Equipment and product sales	–	–	–	(28)%
	179	175	4	2%
Operating expenses
Cost of services	66	67	(1)	(1)%
Cost of equipment and products	–	1	–	(37)%
Selling, general and administrative expenses	49	50	(2)	(3)%
Expenses excluding depreciation, amortization and accretion	115	117	(3)	(2)%
Depreciation, amortization and accretion	38	41	(3)	(8)%
(Gain) loss on asset disposals, net	–	1	–	(76)%
	152	159	(6)	(4)%
Operating income	$26	$16	$10	63%

Cable
Operating revenues
Residential	$43	$37	$6	16%
Commercial	9	9	–	(2)%
	52	46	6	12%
Operating expenses
Cost of services	25	23	2	8%
Selling, general and administrative expenses	13	13	–	2%
Expenses excluding depreciation, amortization and accretion	38	36	2	6%
Depreciation, amortization and accretion	11	9	2	24%
(Gain) loss on asset disposals, net	1	1	–	(33)%
	50	46	4	8%
Operating income	$2	$–	$2	>100%

HMS
Operating revenues
Service revenues	$28	$29	$(1)	(2)%
Equipment and product sales	27	39	(11)	(30)%
	56	68	(12)	(18)%
Operating expenses
Cost of services	21	21	–	-
Cost of equipment and products	22	33	(10)	(31)%
Selling, general and administrative expenses	11	12	–	(3)%
Expenses excluding depreciation, amortization and accretion	54	65	(11)	(16)%
Depreciation, amortization and accretion	7	7	–	(3)%
Loss on impairment of goodwill	35	–	35	N/M
	96	72	24	33%
Operating loss	$(41)	$(5)	$(36)	>(100)%

Intercompany revenues	$(1)	$(1)	$–	(10)%
Intercompany expenses	(1)	(1)	–	(10)%
Total TDS Telecom operating income (loss)	$(13)	$12	$(24)	>(100)%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

TDS Telecom Highlights
(Unaudited)
	Nine Months Ended September 30,
			2017 vs. 2016
	2017	2016	Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$240	$232	$8	3%
Commercial	151	160	(9)	(6)%
Wholesale	147	130	17	13%
Total service revenues	537	522	16	3%
Equipment and product sales	1	1	–	(34)%
	538	523	15	3%
Operating expenses
Cost of services	194	192	2	1%
Cost of equipment and products	2	2	–	(7)%
Selling, general and administrative expenses	145	148	(3)	(2)%
Expenses excluding depreciation, amortization and accretion	340	342	(1)	-
Depreciation, amortization and accretion	114	119	(5)	(5)%
(Gain) loss on asset disposals, net	1	2	(1)	(54)%
	455	462	(8)	(2)%
Operating income	$84	$61	$23	37%

Cable
Operating revenues
Residential	$125	$108	$16	15%
Commercial	27	28	(1)	(3)%
	152	137	15	11%
Operating expenses
Cost of services	73	69	4	5%
Selling, general and administrative expenses	39	37	1	3%
Expenses excluding depreciation, amortization and accretion	112	107	5	5%
Depreciation, amortization and accretion	32	27	5	17%
(Gain) loss on asset disposals, net	1	2	–	(24)%
	145	136	9	7%
Operating income	$7	$1	$6	>100%

HMS
Operating revenues
Service revenues	$84	$91	$(6)	(7)%
Equipment and product sales	93	121	(28)	(23)%
	178	212	(34)	(16)%
Operating expenses
Cost of services	63	61	1	2%
Cost of equipment and products	77	101	(24)	(24)%
Selling, general and administrative expenses	32	37	(4)	(12)%
Expenses excluding depreciation, amortization and accretion	172	199	(27)	(13)%
Depreciation, amortization and accretion	21	22	(1)	(6)%
Loss on impairment of goodwill	35	–	35	N/M
	227	221	7	3%
Operating loss	$(50)	$(9)	$(41)	>(100)%

Intercompany revenues	$(3)	$(3)	$–	-
Intercompany expenses	(3)	(3)	–	-

Total TDS Telecom operating income	$41	$53	$(12)	(23)%

N/M - Percentage change not meaningful

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations

Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
(Dollars in millions)
Cash flows from operating activities (GAAP)	$263	$238	$621	$638
Less: Cash paid for additions to property, plant and equipment	156	145	398	426
Free cash flow (Non-GAAP)(1)	$107	$93	$223	$212

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Net income excluding Goodwill impairment charge

The following non-GAAP financial measures present certain information in the table below excluding the effect of the goodwill impairment charge, related tax effects and noncontrolling interests impacts.  The goodwill impairment charge, which occurred in the third quarter of 2017, is being excluded in this presentation, as it is not related to the current operations of TDS.  TDS believes these measures may be useful to investors and other users of its financial information when comparing the current period financial results with periods that were not impacted by such a charge.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
(Dollars in millions, except per share amounts)
Net income (loss) available to TDS common shareholders (GAAP)	$(181)	$13	$(134)	$49
Adjustments:
Loss on impairment of goodwill	262	–	262	–
Tax benefit on impairment of goodwill(1)	(20)	–	(20)	–
Net income (loss) attributable to noncontrolling interests, net of tax	(52)	–	(52)	–
Subtotal of Non-GAAP adjustments	190	–	190	–
Net income available to TDS common shareholders excluding goodwill impairment charge (Non-GAAP)	$9	$13	$56	$49

Diluted earnings (loss) per share available to TDS common shareholders (GAAP)	$(1.64)	$0.11	$(1.21)	$0.44
Adjustments:
Adjustment to weighted average diluted shares(2)	0.02	–	0.01	–
Loss on impairment of goodwill	2.34	–	2.34	–
Tax benefit on impairment of goodwill(1)	(0.18)	–	(0.18)	–
Net income (loss) attributable to noncontrolling interests, net of tax	(0.46)	–	(0.46)	–
Diluted earnings per share available to TDS common shareholders excluding goodwill impairment charge (Non-GAAP)	$0.08	$0.11	$0.50	$0.44

Diluted weighted average shares outstanding (GAAP)	111	111	111	111
Adjustment to weighted average diluted shares(2)	1	–	1	–
Adjusted diluted weighted average shares (Non-GAAP)	112	111	112	111

(1)	Tax benefit represents the amount associated with the tax-deductible portion of the loss on goodwill impairment.

(2)	Adjustment to reflect the incremental shares deemed anti-dilutive for GAAP diluted earnings per share.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment and product sales revenues received from customers.

For the Quarter Ended	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$586	$597	$608	$607	$635
Average number of postpaid connections	4.50	4.47	4.46	4.48	4.49
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$43.41	$44.60	$45.42	$45.19	$47.08

Calculation of Postpaid ABPU
Postpaid service revenues	$586	$597	$608	$607	$635
Equipment installment plan billings	152	142	139	138	131
Total billings to postpaid connections	$738	$739	$747	$745	$766
Average number of postpaid connections	4.50	4.47	4.46	4.48	4.49
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$54.71	$55.19	$55.82	$55.43	$56.79

Calculation of Postpaid ARPA
Postpaid service revenues	$586	$597	$608	$607	$635
Average number of postpaid accounts	1.68	1.66	1.66	1.68	1.69
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$116.36	$119.73	$121.88	$120.67	$125.31

Calculation of Postpaid ABPA
Postpaid service revenues	$586	$597	$608	$607	$635
Equipment installment plan billings	152	142	139	138	131
Total billings to postpaid accounts	$738	$739	$747	$745	$766
Average number of postpaid accounts	1.68	1.66	1.66	1.68	1.69
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$146.65	$148.15	$149.78	$148.02	$151.16